Income Taxes (Details 1) - USD ($)	Dec. 31, 2021	Dec. 31, 2020
Deferred taxes assets:
Net operating loss carryforward	$ 1,365,000	$ 526,000
Stock compensation expense	463,000	166,000
Depreciation	16,000	0
R&D Credit	217,000	64,000
Total deferred tax assets	2,061,000	756,000
Valuation allowance	(2,061,000)	(756,000)
Deferred tax asset, net of valuation allowance	$ 0	$ 0